Exhibit 99.1

Caesars Entertainment, Inc. Announces Pricing of New $2.5 Billion Senior Secured Term Loan Facility and Expected Repayment of All Outstanding CRC Term B Loans due 2024 and Term B-1 Loans due 2025

LAS VEGAS and RENO, Nev. (January 25, 2023) – Caesars Entertainment, Inc. (NASDAQ: CZR) (the “Company” or “Caesars”) today announced the pricing of its previously announced new senior secured term loan facility (the “New Term B Loan”) to be incurred as an incremental term loan facility under the credit agreement that governs its existing senior secured credit facilities. The aggregate principal amount of the New Term B Loan was increased to $2.5 billion from the previously announced $1.75 billion.

The Company expects the interest rate under the New Term B Loan to be the forward-looking term rate based on the secured overnight financing rate (“Term SOFR”) plus an adjustment of 10 basis points, subject to a floor of 50 basis points, plus an applicable margin of 325 basis points, which applicable margin is subject to one 25 basis point step-down based on the achievement of a net total leverage ratio of 3.75 to 1.00. The New Term B Loan is expected to be issued at an issue price equal to 99% of the principal amount and to mature in February 2030.

The Company intends to apply the net proceeds of the $2.5 billion New Term B Loan and the net proceeds of the Company’s previously announced $2.0 billion aggregate principal amount 7.000% Senior Secured Notes due 2030 (the “New Secured Notes”) to repay all of the $3.4 billion outstanding Term B Loans due 2024 and the $1.0 billion outstanding Term B-1 Loans due 2025 of Caesars Resort Collection, LLC, a wholly-owned subsidiary of the Company (“CRC”), together with all accrued interest thereon, and any remaining proceeds therefrom will be used by the Company for general corporate purposes.

The New Term B Loan and the offering of the New Secured Notes are expected to close on or about February 6, 2023, subject to customary closing conditions, including the finalization and execution of definitive documentation.

Forward-looking Statements

This announcement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding our strategies, objectives and plans for future development or acquisitions of properties or operations, as well as expectations, future operating results, trends and other information that is not historical information. When used in this report, the terms or phrases such as “anticipates,” “believes,” “projects,” “plans,” “intends,” “expects,” “might,” “may,” “estimates,” “could,” “should,” “would,” “will likely continue,” and variations of such words or similar expressions are intended to identify forward-looking statements. Specifically, forward-looking statements may include, among others, statements concerning the finalization and execution of definitive documentation for the New Term B Loan, the consummation of the offering of the New Secured Notes or the expected use of proceeds thereof. Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the future results and business of the Company (“we,” “us,” “our” or other similar terms).

Any forward-looking statements are based upon underlying assumptions, including any assumptions mentioned with the specific statements, as of the date such statements were made. Such assumptions are in turn based upon internal estimates and analyses of market conditions and trends, management plans and strategies, economic conditions and other factors. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, and are subject to change. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend upon future circumstances that may not occur. Actual results and trends may differ materially from any future results, trends, performance or achievements expressed or implied by such statements. Forward-looking statements speak only as of the date they are made, and we assume no duty to update forward-looking statements. Forward-looking statements should not be regarded as a representation by us or any other person that the forward-looking statements will be achieved. Undue reliance should not be placed on any forward-looking statements. Some of the contingencies and uncertainties to which any forward-looking statement contained herein are subject include, but are not limited to, the following: (a) the effects of COVID-19, inflation, increased fuel prices, supply chain shortages, labor shortages and other economic and market conditions, including changes in consumer discretionary spending from such factors, on our business, financial results and liquidity; (b) our ability to successfully operate our digital betting and iGaming platform and expand its user base; (c) risks associated with our leverage and our ability to reduce our leverage; (d) the effects of competition, including new competition in certain of our markets, on our business and results of operations; and (e) additional factors discussed in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission.

In light of these and other risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur. These forward-looking statements speak only as of the date of this press release, even if subsequently made available on our website or otherwise, and we do not intend to update publicly any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made, except as may be required by law.